EXHIBIT 24

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on December 18, 1996.


Signature                                       Title

/s/ HENRY R. (DICK) LEONARD

Henry R. (Dick) Leonard                         Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on December 20, 1996.


Signature                                       Title

/S/ GORDON E. SMITH

Gordon E. Smith                                 Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on December ----, 1996.


Signature                                       Title

/s/ RON L. MANCASOLA

Ron L. Mancasola                                Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on December 19, 1996.


Signature                                       Title

/s/ ROBERT A. LAMB

Robert A. Lamb                                  Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on December 18, 1996.


Signature                                       Title

/s/ H. LARRY MONTGOMERY

H. Larry Montgomery                             Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign registration statements on Form S-2 relating to Series K Capital Investment Notes and to Common Stock, $5 par value per share, of United Grocers, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on April 24, 1997.


Signature                                       Title

/s/ GAYLON BAESE

Gaylon Baese                                    Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on April 25, 1997.


Signature                                       Title

/s/JAMES GLASSEL

James Glassel                                   Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on ------------, 1997.


Signature                                       Title

/s/ KENNETH W. FINDLEY

Kenneth W. Findley                              Director

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints ALAN C. JONES and JOHN W. WHITE and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of United Grocers, Inc., for its fiscal year ended September 27, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF this power of attorney has been signed by the following persons in the capacities indicated on April 28, 1997.


Signature                                       Title

/s/ DEAN RYAN

Dean Ryan                                       Director


                                      - 1 -